Exhibit 99.1

Berkshire Grey Enters into Definitive Merger Agreement with SoftBank Group for Go-Private Transaction

BEDFORD, Mass., March 24, 2023 — Berkshire Grey, Inc. (Nasdaq: BGRY), (“Berkshire Grey” or the “Company”) today announced that the Company has entered into a definitive merger agreement with SoftBank Group Corp. and its affiliate (together, “SoftBank”). Under the agreement, SoftBank will acquire all of the outstanding capital stock of the Company not currently owned by SoftBank for $1.40 per share in an all-cash transaction valued at approximately $375 million. SoftBank, a strategic investment holding company with stakes in AI, smart robotics, IoT, telecommunications, internet services, and clean energy technology providers, has been an investor in Berkshire Grey since 2019.

“After a thoughtful review of value creation opportunities available to Berkshire Grey, we are pleased to have reached this agreement with SoftBank, which we believe offers significant value to our stockholders,” said Tom Wagner, CEO of Berkshire Grey. “SoftBank is a great partner and this merger will strengthen our ability to serve customers with our disruptive AI robotics technology as they seek to become more efficient in their operations and maintain a competitive edge.”

“As a long-time partner and investor in Berkshire Grey, we have a shared vision for robotics and automation,” said Vikas J. Parekh, Managing Partner at SoftBank Investment Advisers. “Berkshire Grey is a pioneer in transformative, AI-enabled robotic technologies that address use cases in retail, eCommerce, grocery, 3PL, and package handling companies. We look forward to partnering with Berkshire Grey to accelerate their growth and deliver ongoing excellence for customers.”

The agreement, which has been unanimously approved by Berkshire Grey’s board of directors and represents a premium of approximately 24% to the closing stock price as of March 24, 2023, the last trading day prior to the date of this announcement. The transaction is not subject to a financing condition and is expected to close in the third quarter of 2023, subject to the satisfaction of customary closing conditions, including the approval of Berkshire Grey’s stockholders and regulatory approvals.

About Berkshire Grey

Berkshire Grey, Inc. (Nasdaq: BGRY) helps customers radically change the essential way they do business by delivering game-changing technology that combines AI and robotics to automate fulfillment, supply chain, and logistics operations. Berkshire Grey solutions are a fundamental engine of change that transform pick, pack, move, store, organize, and sort operations to deliver competitive advantage for enterprises serving today’s connected consumers. Berkshire Grey customers include Global 100 retailers and logistics service providers. More information is available at www.berkshiregrey.com.

Berkshire Grey and the Berkshire Grey logo are registered trademarks of Berkshire Grey. Other trademarks referenced are the property of their respective owners.

To learn more about Berkshire Grey, please visit BerkshireGrey.com and follow Berkshire Grey on Facebook, LinkedIn, Twitter and YouTube.

About SoftBank Group

The SoftBank Group invests in breakthrough technology to improve the quality of life for people around the world. The SoftBank Group is comprised of SoftBank Group Corp. (TOKYO: 9984), an investment holding company that includes stakes in AI, smart robotics, IoT, telecommunications, internet services, and clean energy technology providers; the SoftBank Vision Funds and SoftBank Latin America Funds, which are investing more than US$160 billion to help extraordinary entrepreneurs transform industries and shape new ones. To learn more, please visit https://group.softbank/en.

Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “will,” “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on the Company’s current plans and expectations, estimates and projections about the industry and markets in which the Company operates and the Company’s beliefs and assumptions as to the timing and outcome of future events, including the transactions described in this communication. While the Company’s management believes the assumptions underlying the forward-looking statements are reasonable, such information is necessarily subject to uncertainties and may involve certain risks and uncertainties which are, in many instances, difficult to predict and beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain stockholder approval; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed merger (the “Merger”) or the failure to satisfy any of the other conditions to the completion of the proposed Merger; (iv) the effect of the announcement of the proposed Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (v) the response of the Company’s competitors to the proposed Merger; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed Merger; (vii) the ability to meet expectations regarding the timing and completion of the proposed Merger; (viii) significant costs associated with the proposed Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed Merger; (ix) potential litigation relating to the proposed Merger; (x) restrictions during the pendency of the proposed Merger that may impact the Company’s ability to pursue certain business opportunities; (xi) the outcome of any legal proceedings that may be instituted against the parties and others following announcement of the merger agreement; (xii) the completion of the convertible note financing and (xiii) the other risks, uncertainties and factors detailed in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein.

There can be no assurance that the proposed transaction will in fact be consummated. The Company cautions investors not to unduly rely on any forward-looking statements. The Company is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and the Company does not intend to do so.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction between Berkshire Grey and SoftBank, Berkshire Grey will file relevant materials with the SEC, including a proxy statement, the definitive version of which will be sent or provided to Berkshire Grey stockholders. The Company and affiliates of SoftBank will jointly file a transaction statement on Schedule 13E-3. Berkshire Grey may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document which Berkshire Grey may file with the SEC or send to its stockholders in connection with the proposed Merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when it is available), the Schedule 13E-3 (when it is available) and other documents that are filed or will be filed with the SEC by Berkshire Grey through the website maintained by the SEC at www.sec.gov, Berkshire Grey’s investor relations website at ir.berkshiregrey.com or by contacting Berkshire Grey’s investor relations department via the contacts provided below.

PARTICIPANTS IN THE SOLICITATION

Berkshire Grey and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Berkshire Grey’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding Berkshire Grey’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Berkshire Grey’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 29, 2022, and will be included in the Proxy Statement (when available). Berkshire Grey stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Berkshire Grey directors and executive officers in the transaction, which may be different than those of Berkshire Grey stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Contacts:

Investors

Ian Rhoades

Sharon Merrill Associates, Inc.

BGRY@investorrelations.com

Media

Method Communications for Berkshire Grey

berkshiregrey@methodcommunications.com